Item 1: Report to Shareholders

Tax-Free Intermediate Bond Fund	February 28, 2006

The views and opinions in this report were current as of February 28, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bonds in general produced modest returns over the last year, although tax-free bonds surpassed their taxable counterparts in both the 6- and 12-month periods ended February 28, 2006. In the last six months, bond yields rose across all maturities as the Federal Reserve raised short-term interest rates to a level not seen in more than four years. The central bank has now lifted the federal funds target rate 14 times in the last 20 months. Long-term and lower-quality municipal securities turned in the best performance during the funds’ fiscal year.

MARKET ENVIRONMENT

Despite some weakness in the fourth quarter of 2005, the U.S. economy was generally healthy over the last 12 months. Job growth was steady, unemployment slipped below 5%, and the red-hot housing market began to cool. Inflation increased partly because of rising energy costs, though recent declines in oil, natural gas, and gasoline prices from their post-Hurricane Katrina peaks have helped ease fears of a significant acceleration of inflation throughout the economy.

Nevertheless, central bank officials acknowledged that rising employment and capacity utilization trends and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—now led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate from 3.50% to 4.50% in four quarter-point increments during the second half of our fiscal year.

As shown in the graph, municipal money market yields rose in tandem with the fed funds rate over the last six months. Intermediate- and long-term rates rose to a lesser extent, resulting in a flatter municipal yield curve and causing longer-term municipal securities to outperform other maturities. The taxable bond market experienced similar trends, but municipal bonds outperformed their taxable counterparts, before and after taxes. In the 6- and 12-month periods ended February 28, 2006, the Lehman Brothers Municipal Bond Index returned 0.99% and 3.87%, respectively, versus -0.11% and 2.74% for the taxable Lehman Brothers U.S. Aggregate Index.

The Fed's Role and What It Means to You

At the end of January, Federal Reserve Board Chairman Alan Greenspan retired. His successor is Ben S. Bernanke, former chairman of President Bush's Council of Economic Advisers, Fed governor, and Princeton professor. Mary Miller, director of T. Rowe Price's Fixed Income Division, says, "For 18 years Alan Greenspan has been a steady hand at the Fed's helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity."

Why should you care about the Fed's moves or Greenspan's successor? The short answer is the central bank's actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the central bank systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date are intended to slow GDP growth while keeping inflation from accelerating.

Miller thinks that Bernanke's monetary policy should dovetail seamlessly with Greenspan's. In a statement to the Senate Banking Committee, Bernanke affirmed, "Under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support." This focus, in Miller's view, is a positive for credit-market stability. She adds, "The new chairman's inclination to target the inflation level he considers consistent with long-term price stability is not a departure from Greenspan's practices and should continue to benefit fixed-income investors."

Fed Funds Rate History

7%
6
5
4
3
2
1
0
1/1/00
1/01
1/02
1/03
1/04
1/05
1/1/06

Source: Federal Reserve Board.

In recent months, there have been growing signs that the end of the Fed’s tightening program may be in sight. According to the minutes and the post-meeting statement for the Fed’s mid-December monetary policy meeting, central bank officials no longer consider monetary policy to be “accommodative,” and they believe that the number of additional interest rate increases “probably would not be large.” In addition, the Treasury yield curve was inverted for most of the last two months, as 10-year yields slipped below two-year yields. Such inversions—which are rare because long-term rates are usually higher than short-term rates to compensate investors for lending money for longer periods—sometimes precede a period of slower economic growth. The municipal yield curve maintained a positive slope but continued to flatten, with only a one-percentage-point difference between municipal money market yields and 30-year municipal bond yields at the end of our reporting period.

MUNICIPAL MARKET NEWS

New municipal borrowing in 2005 totaled a record of more than $400 billion. Nearly half of new issuance was refunding debt, as issuers refinanced older, high-coupon debt to lower their overall interest costs. Despite heavy issuance, demand for tax-free securities remained strong, thanks greatly to institutional investors, hedge funds, and various nontraditional buyers of municipals. Credit quality in the municipal market remains good, as state governments are flush with cash due to better-than-expected tax collections stemming from a strong economy. Given higher interest rates, reduced refunding activity, and stronger state tax revenues, municipal issuance in 2006 seems likely to be less robust.

Lower-quality municipal securities outperformed investment-grade issues in the last six months, as yield-hungry investors sought more speculative investments. Airline bonds did well as major carriers have been taking steps to stabilize their cost structures, though the sector is susceptible to higher fuel costs. Tobacco bonds—which are backed by payments from tobacco companies to the states through the Master Settlement Agreement (MSA)—also performed well, helped by the federal government’s failed bid to reinstate a $280 billion penalty against the tobacco industry and the Illinois Supreme Court’s overturning of an unfavorable ruling against cigarette maker Altria Group. In the investment-grade sector, BBB and A rated hospital bonds performed extremely well as investors sought their yield advantage. Housing-related bonds also did well as prepayment activity diminished amid rising interest rates.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

Your fund outperformed its peers during the 6- and 12-month periods ended February 28, 2006, with returns of 1.21% and 2.20%, respectively, versus the Lipper peer group averages of 1.08% and 1.92%. Money fund investors benefited from rising yields in response to continued tightening by the Federal Reserve. Since our August report, the fund’s seven-day simple yield has moved up 59 basis points (100 basis points equal one percentage point) to 2.67%. Fund yields should continue rising until the Fed signals a clear end to its long cycle of monetary tightening.

The steady drumbeat of rate increases by the Federal Reserve created an environment in which money market yields are increasingly competitive with the rest of the fixed-income market. As the Fed continues to push short-term rates higher and the yield curve continues to flatten, money market rates have begun to approach, and in some cases exceed, those available on longer-term maturities. This development was not lost on municipal money market investors who have pushed total industry assets to record levels.

The move toward higher rates affected money markets the most. Twelve months ago, the fed funds rate stood at 2.50% and the one-year Libor rate was quoted at 3.53% (a short-term taxable benchmark; see Glossary for definitions). Municipal overnight yields were 1.79%, and one-year notes traded at 2.35%. Today, with the fed funds rate at 4.50% and one-year Libor quoted at 5.15%, municipal overnight rates are yielding 2.97% and one-year notes 3.40%. These rate increases translate into higher returns for money market fund investors.

The municipal money market curve has not experienced the same flattening seen in the taxable money market curve; municipal yield spreads from overnight to one year remained fairly constant at around 38 basis points. This provided some advantage in a lower allocation to the overnight, variable-rate portion of our curve, and we invested instead in somewhat longer-dated maturities. Therefore, our average weighted average maturity of 43 days over the past six months was somewhat longer than that of our peer group.

With demand growing for municipal money market securities, the relative attractiveness of municipal yields compared with taxable alternatives continues to recede to more normal relationships. In 2002 and 2003, municipal yields were 90% to 100% of the yields on comparable taxable investments. During the past year, this percentage has declined to about 75%, and we expect to see it fall a bit further, to a more typical level around 72%.

With the market pricing in at least two more quarter-point rate increases by the Federal Reserve, we continue to maintain the investment posture that has served us well over the past year. Some early signs of economic slowing in the housing market suggest that the Fed’s monetary restraint may finally be having an impact. We will remain attuned to further signs of economic slowing, which could indicate that the Fed is nearing the end of its rate hike program.

Tax-Free Short-Intermediate Fund

During the past six and 12 months, fund performance exceeded that of our Lipper peer group, with returns of 0.74% and 1.77%, respectively, versus 0.59% and 1.64% for the benchmark. Dividends per share rose a penny to $0.08 over the past six months, but the fund’s NAV slipped four cents to $5.34 per share.

Over the past six months, short-term municipal yields rose in sympathy with Treasury rates, although not as much as yields on similar taxable bonds. Fortunately, higher rates enabled the fund’s dividend income to offset losses in principal, resulting in modest positive returns.

For most of the period, we kept the duration of the fund (a measure of interest rate sensitivity; see Glossary for a detailed definition) very close to that of the benchmark, Lehman Brothers Municipal Bond 1-5 Year Blend (1-6 Maturity) Index, opportunistically extending duration during periods of weakness. Most of our new purchases were 5- to 10-year securities. While the municipal yield curve flattened considerably over the past 12 months, the front end of the curve from one to five years remained relatively steep. We took advantage of this situation by investing more in the longer end of our typical range. We offset the extension of duration by selling shorter two- to four-year bonds and holding more cash.

We continued to look for opportunities in sectors that offer a bit more yield—adding to the air and sea transportation, hospital, and dedicated tax revenue sectors and reducing exposure to state and local general obligation and prerefunded bonds. Notwithstanding this strategy, two of our largest holdings are in California and New York City general obligation bonds, which are rated relatively low in a high-quality sector. We believe these bonds will continue to do well against the backdrop of a solid economy.

Looking ahead, we think this part of the yield curve offers considerably more value than over the past few years. The Fed has raised the funds rate from 1.0% to 4.5% since June 2004, short-term municipal rates have moved up accordingly, and the central bank is closer to the end of its tightening cycle than to the beginning. With shorter-term yields higher or close to those of long-term bonds, short-term bonds are considerably more attractive than they have been in a year.

Tax-Free Intermediate Bond Fund

The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended February 28, 2006, with returns of 0.69% and 2.50% versus 0.57% and 2.32%, respectively. The fund’s dividend rose a penny to $0.21 per share during the past six months, but the NAV fell from $11.25 to $11.12 per share.

Over the past six months, yields moved higher across the municipal curve. Short-term rates moved up roughly 50 basis points (one-half of a percentage point), while longer-term yields rose less than 10 basis points—resulting in a flatter yield curve, with a tight spread between the yields of securities with various maturities. As a result, returns were less favorable in the middle part of the yield curve; one-year and 30-year bonds generated higher returns than seven-year bonds.

Our strategy over the six-month period was to extend the duration of the fund closer to that of its benchmark as interest rates rose, and we ended the period modestly longer than the benchmark, Lehman Brothers 1-15 Year Blend (1-17 Maturity) Index. Our outlook on the market turned positive for several reasons. First, by the end of February, another half-point of tightening was discounted in the money market section of the yield curve. Second, we observed a precipitous decline in new issuance in the municipal market during the first two months of 2006. So far this year, new issuance is on pace to fall more than 30% from last year—although there is no assurance this trend will continue. Finally, the Treasury yield curve inverted, with short-term bonds offering higher yields than 10- and 30-year bonds. The municipal yield curve flattened more than was expected but still retained a positive slope as of the end of February. From a valuation standpoint, intermediate bonds began to look relatively attractive versus other maturities. These factors taken together gave us the confidence to become a bit aggressive in our investment strategy.

We continued to increase our allocation to higher-yielding sectors of the market as A, BBB, and below investment-grade securities performed well. Specifically, we made 11 new investments in hospital, life care, land development, airline facilities, and convention hotel bonds, using our credit research to build a diversified allocation to higher-yielding sectors of the market. Even though credit spreads are considered to be relatively tight, offering less risk premium than we ordinarily like, we were still able to find investments in which the extra yield was commensurate with the risk.

Tax-Free Income Fund

The fund delivered surprisingly good returns during a year in which the Federal Reserve raised short-term rates two full percentage points—usually a negative for bonds. The fund’s 6- and 12-month returns of 1.10% and 4.02%, respectively, surpassed the Lipper peer group’s corresponding average returns of 0.81% and 3.36%. (Performance for the Advisor Class was slightly lower, reflecting higher expenses, but still outpaced the Lipper average.) The fund’s net asset value (NAV) per share at the end of February was $10.02, only $0.04 lower than 12 months ago, and the income distribution was $0.44 per share, a penny higher than last year. Advisor Class distributions for the two periods remained constant at $0.40 cents per share. Our positive performance reflected some structural decisions, the surge in debt refunding that occurred in 2005, the performance of lower-rated credits, and finally the important tailwind we get from our low expenses, which are even more critical in a low-return environment.

Nearly three-quarters of the fund’s return over the past 12 months came in the first six months of our fiscal year, before the interest rate environment grew choppier. While long-term, investment-grade bond rates moved within a half-point range well below 5%, short- and intermediate-term rates rose steadily. Our decision to maintain a so-called barbell structure (focusing on more short- and long-term securities than usual) paid off as the intermediate part of the yield curve delivered the lowest returns. For the most part, 2005 was a game of inches, as we put funds to work when interest rates backed up and took modest profits after rates edged lower again.

As the year progressed and rates stayed relatively low, bond issuers rushed to refund outstanding debt. When this type of refunding takes place, the original bonds are escrowed to their first call date and generally secured with U.S. Treasury bonds. This is usually a positive event for the portfolio, as bond prices generally move higher. The fund’s holdings of prerefunded debt rose to almost 14% from less than 10% a year ago.

While we are more cautious about taking on credit risk since the extra yield for stepping down in credit quality has narrowed, our exposure to lower-rated BBB bonds was beneficial in 2005; their higher relative yields bolstered the portfolio’s income stream, and the credit environment remained stable. At the same time, we shifted about 5% of portfolio assets into medium-quality, A rated bonds whose prospects our analysts like. This strategy included raising exposure to hospital and electric revenue bonds. As always, we will continue to be vigilant for any signs of credit deterioration.

Going forward, we have little choice but to remain patient in an environment in which interest rates are likely to grind their way higher. We expect to gradually position the portfolio for a return to a more positive yield curve, characterized by higher longer-term yields relative to short-term yields. We believe the yield curve will grow steeper when the economy slows from its recent rate of growth and the Federal Reserve ends its long cycle of short-term rate hikes. Meanwhile we will continue to look for bond structures and credit opportunities that offer the potential for higher returns.

Tax-Free High Yield Fund

The Tax-Free High Yield Fund slightly outpaced the Lipper peer group average for both the 6- and 12- month periods ended February 28, 2006. The fund’s returns were 1.86% and 6.14%, respectively, compared with 1.82% and 6.06% for Lipper. The fund’s dividends per share remained steady at $0.58 over the 12 past months, while the NAV rose from $11.86 at the end of February 2005 to $11.99 at the end of February 2006. Lower-quality municipals continued to outperform their AAA counterparts by a notably wide margin.

The fund continued to benefit from its considerable exposure to revenue bonds backed by life care facilities, which generated returns of almost 10% for the year. During the past six months, we increased our exposure in this sector from 15.1% to 16.2%. Notable retirement center holdings include Inverness Village, issued by the Oklahoma Development Finance Authority, and Huntsville-Redstone Village Special Care Facility, issued by the Alabama Finance Authority. Sales and occupancy statistics improved nicely for these two facilities in 2005, following slow starts. In addition, Redstone Presbyterian Seniorcare bonds, issued by Westmoreland County, Pennsylvania, were advance refunded in late 2005, bolstering returns. We reduced holdings in hospital revenue bonds, as risk premiums in this sector became tighter. (For a complete list of portfolio holdings and the percentage each represents in the portfolio, see the Financial Statements report for this fund.)

Our toll road positions in the Southeast continued to generate excess returns. Pocahontas Parkway Association of Virginia extended its sale negotiations with Transurban to June of 2006; Southern Connectors implemented a successful toll increase, enhancing revenues for the system. Other revenue bonds, such as land-secured debt, student housing projects, and hotel projects enhanced results as well.

Industrial development bonds posted strong returns for the period, driven by airline-backed debt. Although we witnessed two new bankruptcies in 2005 (Delta and Northwest), quality spreads rallied sharply for surviving legacy carriers (e.g., American, Continental). Our holdings in United Airlines-backed bonds improved considerably in anticipation of greater recovery from the bankruptcy proceedings and imminent emergence from Chapter 11. Although we moderately increased exposure to this sector, we remained underweighted versus many competitors, which detracted somewhat from relative results.

Our conservative weightings in tobacco securitization bonds also tempered relative returns for the period. Bonds securitized by the Master Settlement Agreement between states and large tobacco manufacturers rallied sharply over the past year. Impressive litigation victories by the tobacco industry fueled substantial improvement in the sector.

Looking ahead, risk premiums in lower-quality municipals remain quite low by historical standards. Fixed-income markets experienced exceptionally low volatility, especially during a period in which the Federal Reserve raised short-term rates. This environment has driven market participants to add yield and accept thinner compensation for credit risk. While the economic backdrop remains supportive of lower-quality investing, we remain somewhat cautious. As always, we will continue to rely on our disciplined, research-driven process to uncover value opportunities within the municipal marketplace.

OUTLOOK

Despite the approaching end of the Federal Reserve’s tightening cycle, the taxable and municipal bond markets do not appear poised to rally after a year of moderate returns in 2005. In fact, given the strong U.S. economy and the current level of interest rates, bond yields may climb modestly. In general, we believe 2006 will be a transition year as interest rates settle into some higher ranges and yield spreads widen for those taking more risk. The good news for municipal investors will be higher tax-free income, especially from shorter-term bonds. Inflation will be a key driver of interest rates as we wait to see whether the rise in energy prices feeds through into core inflation, which has remained notably restrained to date.

We see good value in municipal bonds, which offer yields only slightly below taxable Treasury bond yields even after providing good relative returns this past year. This makes them an especially appealing option for those in higher tax brackets. We will continue to use our proprietary research to uncover the best credit opportunities in order to invest in attractive income-producing investments that we believe will perform well.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short-Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 17, 2006

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently less volatile, portfolio.

Basis point: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity and an outstanding par value of at least $250 million.

Libor: The rate that contributor banks in London offer one another for interbank deposits. In effect, the Libor rate is a rate at which member London banks can borrow money from other member banks.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.4%		
Alabama 1.4%		
Alabama Federal Highway Fin. Auth., 5.00%, 3/1/08 (1)	1,000	1,029
Jefferson County Sewer Revenue, 5.50%, 2/1/40 (Prerefunded 2/1/11) (2)(3)	1,500	1,643
		2,672
Alaska 2.8%		
Alaska Int'l Airport, 5.00%, 10/1/13 (1)(4)	1,000	1,064
Anchorage, GO, 5.00%, 3/1/20 (1)	1,500	1,608
Valdez Marine, BP Pipeline, VRDN (Currently 3.00%)	2,700	2,700
Valdez Marine, BP Pipeline, VRDN (Currently 3.00%)	100	100
		5,472
Arizona 3.0%		
Arizona HFA, Blood Systems, Inc., 5.00%, 4/1/18	680	707
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	2,000	2,185
Phoenix Civic Improvement Corp., Wastewater System 5.00%, 7/1/17 (1)	1,000	1,083
Salt River Agricultural Improvement & Power Dist. 5.25%, 1/1/15	1,000	1,087
Tempe IDA, Friendship Village, 5.375%, 12/1/13	750	759
		5,821
Arkansas 0.3%		
Univ. of Arkansas, 5.00%, 11/1/26 (1)	500	528
		528
California 6.7%		
California, Economic Recovery, 5.00%, 7/1/23 (Tender 7/1/07)	700	715
California, Economic Recovery, 5.25%, 1/1/11	1,000	1,077
California, GO, 5.00%, 2/1/11	750	796
California, GO, 5.00%, 11/1/12 (Prerefunded 11/1/11) (2)	165	177

California, GO, 5.00%, 11/1/12	85	90
California, GO, 5.50%, 11/1/33	500	552
California Dept. of Water Resources, Power Supply 5.25%, 5/1/09 (1)	1,500	1,583
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	2,000	2,169
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (5)	1,000	1,109
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	650	681
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27	750	772
California Public Works Board, Dept. of Corrections 5.00%, 6/1/07	1,000	1,018
California Public Works Board, Coalinga Mental Health 5.00%, 6/1/08	1,000	1,031
San Diego Unified School Dist., 5.00%, 7/1/16 (1)	1,300	1,429
		13,199
Colorado 0.3%		
Colorado HFA, Evangelical Lutheran, 5.00%, 6/1/16	500	525
		525
Connecticut 1.8%		
Connecticut, GO, 5.25%, 6/15/13 (Prerefunded 6/15/09) (2)(3)	1,850	1,962
Mohegan Tribe Indians Gaming Auth., Public Improvement 5.00%, 1/1/08	200	203
Mohegan Tribe Indians Gaming Auth., Public Improvement 5.50%, 1/1/13	560	595
Univ. of Connecticut, Student Fee, 5.25%, 11/15/16 (3)	740	813
		3,573
Delaware 1.2%		
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	225	226
Wilmington, GO, 5.375%, 6/1/16 (3)	1,925	2,095
		2,321

District Of Columbia 1.3%		
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/12 (3)(4)	1,000	1,090
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/18 (1)(4)	1,350	1,452
		2,542
Florida 9.0%		
Broward County, GO, 5.25%, 1/1/18	720	772
Broward County, GO, 5.25%, 1/1/21	1,000	1,071
Broward County, Parks & Land Preservation, GO, 5.00%, 1/1/25	1,250	1,326
Florida Board of Ed., Capital Outlay, GO, 5.125%, 6/1/13	1,500	1,586
Florida Board of Ed., Capital Outlay, GO, 5.25%, 6/1/14	1,250	1,356
Florida Board of Ed., Lottery, 5.50%, 7/1/13 (3)	1,200	1,300
Florida Dept. of Environmental Protection, 5.25%, 7/1/14 (3)	750	821
Florida Dept. of Natural Resources, Documentary Stamp Tax 5.50%, 7/1/07 (6)	1,200	1,233
Highlands County HFA, Adventist Health System / Sunbelt 5.00%, 11/15/18	1,600	1,686
Highlands County HFA, Adventist Health System / Sunbelt 5.00%, 11/15/29 (Tender 11/16/09)	1,000	1,034
Hillsborough County Aviation Auth., 5.25%, 10/1/09 (1)(4)	1,055	1,110
Hillsborough County School Dist., Sales Tax, 5.00%, 10/1/20 (5)	750	809
Orange County, 5.00%, 1/1/14 (3)	750	806
Paseo Community Dev. Dist., 5.00%, 2/1/11	475	480
Reedy Creek Improvement Dist., GO, 5.375%, 6/1/15 (5)	1,250	1,350
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	830	834
		17,574
Georgia 4.1%		
Atlanta Airport, 5.00%, 1/1/27 (6)	1,400	1,472
Cobb County Hosp. Auth., Wellstar Health System 5.25%, 4/1/17 (5)	1,080	1,183
Cobb-Marietta Water Auth., 5.50%, 11/1/14	765	857

Fulton County, Water & Sewer, 5.00%, 1/1/21 (3)	1,180	1,259
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.75%, 11/1/14 (Prerefunded 11/1/09) (2)	3,000	3,258
		8,029
Hawaii 1.5%		
Hawaii, GO, 6.00%, 3/1/07 (6)	1,805	1,851
Honolulu, GO, 5.00%, 7/1/22 (1)	1,000	1,070
		2,921
Illinois 4.2%		
Chicago, GO, 5.50%, 1/1/09 (1)	500	526
Chicago Park Dist., GO, 5.75%, 1/1/16 (3)	1,000	1,093
Chicago Water, 5.50%, 11/1/18 (Prerefunded 11/1/11) (2)(5)	1,500	1,646
Illinois, GO, 5.50%, 8/1/16 (1)	750	824
Illinois HFA, Central Dupage Health, VRDN (Currently 3.01%)	875	875
Illinois HFA, Landing at Plymouth Place, 6.00%, 5/15/25	400	408
Metropolitan Pier & Expo Auth., McCormick Place Expansion 5.375%, 12/15/18 (3)	2,500	2,662
Will County, British Petroleum, VRDN (Currently 3.04%) (4)	100	100
		8,134
Iowa 0.7%		
Polk County, GO, 5.00%, 6/1/10	1,375	1,457
		1,457
Kansas 0.9%		
Johnson County, Union School Dist. #233, GO, 5.00%, 9/1/10 (3)	1,290	1,369
Wyandotte County Unified Gov't., 4.75%, 12/1/16	115	118
Wyandotte County Unified Gov't., 5.00%, 12/1/20	185	191
		1,678

Louisiana 0.4%		
Louisiana, GO, 5.00%, 8/1/18 (1)	750	807
		807
Maryland 5.5%		
Anne Arundel County, GO, 5.00%, 3/1/17	2,000	2,176
Baltimore Convention Center Hotel, 5.00%, 9/1/16	355	357
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/13 (4)(6)	2,000	2,193
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.625%, 12/1/22	375	403
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 7.73%, 12/1/27	400	431
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/14	500	535
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/16	1,200	1,295
Montgomery County, GO, 5.25%, 10/1/14	1,200	1,308
Northeast Maryland Waste Disposal Auth., Solid Waste 5.50%, 4/1/11 (4)(5)	1,135	1,221
Univ. of Maryland, Auxilary Fac. & Tuition, 5.00%, 4/1/09	850	889
		10,808
Massachusetts 2.2%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (2)	800	876
Massachusetts, 5.75%, 9/1/14 (Prerefunded 9/1/09) (2)	2,000	2,166
Massachusetts Water Pollution Abatement Trust, 6.00%, 8/1/15 (Prerefunded 8/1/09) (2)	280	304
Massachusetts Water Pollution Abatement Trust, 6.00%, 8/1/15	920	999
		4,345
Michigan 3.1%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (2)(6)	750	826
Detroit City School Dist., Building & Site Improvement, GO 5.00%, 5/1/08 (3)	500	516

Michigan Hosp. Fin. Auth., Ascension Health, 5.30%, 11/15/33 (Tender 11/15/06)	1,200	1,214
Michigan Hosp. Fin. Auth., Trinity Health VRDN (Currently 3.01%) (7)	1,000	1,000
Michigan State Trunk Line, Taxes, 5.00%, 9/1/13 (6)	1,800	1,945
Wayne County Charter Airport, 5.25%, 12/1/11 (1)(4)	500	522
		6,023
Minnesota 0.5%		
Minneapolis-St. Paul Metropolitan Airport Commission 5.50%, 1/1/17 (3)	1,000	1,073
		1,073
Missouri 0.6%		
St. Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (5)	1,115	1,215
		1,215
Nebraska 1.0%		
Omaha Public Power Dist., 5.50%, 2/1/07	2,000	2,038
		2,038
Nevada 2.6%		
Clark County, GO, 5.50%, 6/1/16 (3)	1,200	1,305
Clark County School Dist., GO, 5.00%, 6/15/16 (6)	1,170	1,257
Clark County School Dist., GO, 5.00%, 6/15/19 (3)	1,500	1,619
Clark County, IDRB, PCR, Southwest Gas, 5.45%, 3/1/38 (Tender 3/1/13)	700	735
Nevada Dept. of Business & Industry, Las Ventanas 6.75%, 11/15/23	200	206
		5,122
New Jersey 2.2%		
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	1,000	1,094

New Jersey HFFA, Children's Specialized Hospital, 5.00%, 7/1/14	600	622
New Jersey Transportation Trust Fund Auth., 5.75%, 6/15/11 (8)	2,400	2,649
		4,365
New Mexico 0.5%		
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	1,000	1,060
		1,060
New York 10.4%		
Albany Parking Auth., 5.25%, 10/15/12	430	452
Dormitory Auth. of the State of New York, Mental Health Services, 5.00%, 2/15/19 (3)	1,500	1,609
Dormitory Auth. of the State of New York, Mount Sinai NYU Health, 5.00%, 7/1/11	300	305
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (6)	500	537
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1)	1,000	1,104
New York City, GO, 5.00%, 4/1/20	2,000	2,121
New York City, GO, 5.00%, 8/1/21	1,500	1,590
New York City, GO, 5.25%, 8/1/11	2,000	2,146
New York City Housing Dev. Corp., Housing & Urban Dev. Capital Funding Program, 5.00%, 7/1/19 (3)	500	536
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	600	630
New York City IDA, Terminal One Group, 5.00%, 1/1/12 (4)	1,475	1,536
New York City IDA, Terminal One Group, 5.50%, 1/1/24 (4)	500	537
New York City IDA, IDRB, American Airlines, 7.625%, 8/1/25 (4)	450	481
New York City Transitional Fin. Auth., 5.00%, 11/1/14	2,000	2,176
Tobacco Settlement Fin. Corp., 5.00%, 6/1/07	1,000	1,016
Tobacco Settlement Fin. Corp., 5.50%, 6/1/16	1,500	1,620
Tobacco Settlement Fin. Corp., 5.50%, 6/1/19 (3)	1,750	1,930
		20,326

North Carolina 1.2%		
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/12	1,200	1,302
North Carolina Municipal Power Agency #1, Catawba Electric 5.50%, 1/1/13	1,000	1,083
		2,385
Ohio 1.9%		
Cuyahoga County Hosp., Cleveland Clinic Obligation Group 6.00%, 1/1/32	1,250	1,388
Franklin County Hosp., Trinity Health, VRDN (Currently 3.20%)	1,000	1,000
Ohio Air Quality Dev. Auth., Ohio Edison, 3.35%, 6/1/33 (Tender 6/1/06)	1,250	1,248
		3,636
Oklahoma 0.9%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32	400	406
Oklahoma Transportation Auth., 5.25%, 1/1/16 (5)	1,285	1,388
		1,794
Oregon 0.8%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (2)	1,330	1,476
		1,476
Pennsylvania 1.3%		
Pennsylvania, GO, 5.00%, 7/1/13 (3)	1,000	1,083
Pennsylvania Intergov't. Cooperative Auth., 5.25%, 6/15/13 (3)	750	789
Philadelphia Auth. for Ind. Dev., Philadelphia Airport 5.25%, 7/1/08 (3)(4)	610	631
		2,503
Puerto Rico 2.1%		
Puerto Rico Infrastructure Fin Auth., Excise Taxes 5.50%, 7/1/16 (5)	1,750	1,996

Puerto Rico Public Fin. Corp., 5.50%, 8/1/29 (Prerefunded 2/1/12) (2)	2,000	2,196
		4,192
Rhode Island 0.1%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	200	220
		220
South Carolina 2.8%		
Charleston Water & Sewer, 5.125%, 1/1/13	500	544
South Carolina, School Fac., GO, 5.75%, 1/1/08	995	1,037
South Carolina Public Service Auth., 5.50%, 1/1/12 (6)	2,500	2,741
South Carolina Transportation Infrastructure Bank 5.50%, 10/1/12 (Prerefunded 10/1/09) (2)(5)	1,040	1,119
		5,441
Tennessee 0.4%		
Memphis-Shelby County Airport Auth., 6.25%, 2/15/11 (1)(4)	700	775
		775
Texas 11.4%		
Austin, Water & Waste, 5.00%, 5/15/21 (1)	1,750	1,871
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. 5.375%, 10/1/12	1,345	1,422
Houston, GO, 5.375%, 3/1/12 (Prerefunded 3/1/11) (2)(6)	1,800	1,940
Houston Independent School Dist., GO, 5.00%, 7/15/20 (6)	1,500	1,609
Houston Water & Sewer System, 5.00%, 11/15/16 (6)	1,500	1,633
Lower Colorado River Auth., 5.75%, 5/15/11 (6)	2,000	2,146
Lower Colorado River Auth., 5.875%, 5/15/14 (6)	1,750	1,884
North East Independent School Dist., GO, 6.00%, 2/1/16 (Prerefunded 2/1/10) (2)	1,200	1,308
Sabine River Auth., PCR, TXU Energy, 6.15%, 8/1/22	400	437
San Antonio, 5.00%, 8/1/10 (8)	25	26
San Antonio, 5.50%, 2/1/19 (Prerefunded 2/1/12) (2)	10	11

San Antonio, GO, 5.00%, 8/1/10	1,475	1,560
San Antonio, GO, 5.50%, 2/1/19	990	1,075
San Antonio Electric & Gas, 5.00%, 2/1/07	500	507
Tarrant County Health Fac. Dev. Corp., Texas Health Resources 5.75%, 2/15/10 (1)	2,500	2,642
Texas Dept. of Housing & Community Affairs, Single-Family 5.75%, 3/1/10 (1)	590	606
Univ. of Texas, Board of Regents, 5.00%, 8/15/33	1,500	1,566
		22,243
Utah 0.1%		
Utah Housing Fin. Agency, Single-Family, 6.00%, 7/1/10 (4)	100	100
		100
Virgin Islands 0.3%		
Virgin Islands PFA, 5.25%, 10/1/20	500	538
		538
Virginia 7.3%		
Arlington County, Public Improvement, GO, 5.00%, 5/15/17	700	763
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/13 (Prerefunded 7/1/11) (2)	1,000	1,097
Charles City County IDA, IDRB, Waste Management 6.25%, 4/1/27 (Tender 4/1/12) (4)	250	274
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	500	546
Fairfax County, Sewer, 5.00%, 7/15/27	1,045	1,107
Leesburg, Public Improvement, GO, 5.50%, 1/15/11 (3)	1,145	1,247
Loudoun County IDA, Loudoun Hosp. Center, 6.10%, 6/1/32 (Prerefunded 6/1/12) (2)	500	566
Pocahontas Parkway Assoc., 5.50%, 8/15/28	300	309
Portsmouth, Public Improvement, 5.50%, 6/1/14 (Prerefunded 6/1/08) (2)(3)	865	904
Portsmouth, Public Improvement, GO, 5.50%, 6/1/14 (3)	335	349
Virginia Biotechnology Research Park Auth., 5.25%, 9/1/12	1,705	1,841

Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	1,750	1,892
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.50%, 9/1/14 (Prerefunded 9/1/10) (2)	2,070	2,241
Virginia Port Auth., 5.50%, 7/1/07 (4)	1,060	1,088
		14,224
Washington 0.3%		
Washington Health Care Fac. Auth., Virginia Mason Medical Center, 6.00%, 8/15/08 (1)	500	528
		528
Wisconsin 0.3%		
Wisconsin HEFA, Froedert & Community Health 5.625%, 10/1/11	600	643
		643
Total Municipal Securities (Cost $189,653)		194,326
Total Investments in Securities 99.4% of Net Assets (Cost $189,653)		**$ 194,326**

† Denominated in U.S. dollars unless otherwise noted
(1) Insured by MBIA Insurance Corp.
(2) Prerefunded date is used in determining portfolio maturity.
(3) Insured by Financial Guaranty Insurance Company
(4) Interest subject to alternative minimum tax
(5) Insured by Ambac Assurance Corp.
(6) Insured by Financial Security Assurance Inc.
(7) CIFG Assurance
(8) Escrowed to maturity
DOT Department of Transportation
GO General Obligation
HEFA Health & Educational Facility Authority
HFFA Health Facility Financing Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority
VRDN Variable Rate Demand Note; rate shown is effective rate at period-end

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 1992. The fund seeks to provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $56,738,000 and $36,620,000, respectively, for the year ended February 28, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2006, were characterized as follows for tax purposes:

At February 28, 2006, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $469,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2006. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of February 28, 2006, the fund had $158,000 of capital loss carryforwards that expire in fiscal 2014.

For the year ended February 28, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Results of operations and net assets were not affected by these reclassifications.

At February 28, 2006, the cost of investments for federal income tax purposes was $190,137,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2006, expenses incurred pursuant to these service agreements were $65,000 for Price Associates and $94,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (the “Fund”) at February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 10, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 02/28/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  • $160,000 from long-term capital gains, subject to the 15% rate gains category

  • $6,655,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1983 (Tax-Exempt Money,	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
Tax-Free Income, Tax-Free	Board, Deutsche Bank North America (2004 to present); Director,
Short-Intermediate)	Chairman of the Board, and Chief Executive Officer, The Rouse Company,
1984 (Tax-Free High Yield)	real estate developers (1997 to 2004)
1992 (Tax-Free
Intermediate Bond)
[113]

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001 (all tax-free funds)	The Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
2001 (all tax-free funds)	present), and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003 (all tax-free funds)	Banking, Bankers Trust (1996 to 1999); Director, Georgia Pacific, Eli Lilly
[113]	and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005 (all tax-free funds)
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992 (all tax-free funds)	Director, AMLI Residential Properties Trust
[113]

* Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, Tax-Free Income Fund; Vice President,
2004 (all tax-free funds)	Tax-Exempt Money, Tax-Free High Yield, and Tax-Free Short-
[37]	Intermediate Funds

James S. Riepe	Chairman of the Board and Director, T. Rowe Price Investment
(1943)	Services, Inc.; Director, T. Rowe Price Group, Inc.; Chairman of the
1983 (Tax-Exempt Money,	Board, all funds
Tax-Free Income, Tax-Free
Short-Intermediate)
1984 (Tax-Free High Yield)
1992 (Tax-Free
Intermediate Bond)
[113]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, all tax-free funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price
Vice President, Tax-Free Income Fund

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc.
High Yield, and Tax-Free Income Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, all tax-free funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, all tax-free funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, all tax-free funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free Intermediate Bond and Tax-	Group, Inc.
Free Short-Intermediate Funds; Vice President,
Tax-Free High Yield and Tax-Free Income Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, all tax-free funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Free Intermediate
Bond and Tax-Free Short-Intermediate Funds

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc.
High Yield, Tax-Free Income, and Tax-Free Short-
Intermediate Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, all tax-free funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Exempt Money Fund	Group, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, Tax-Free Intermediate Bond, and Tax-
Free Short-Intermediate Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, Tax-Free Intermediate Bond, and Tax-
Free Short-Intermediate Funds

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free High Yield Fund; Vice	Group, Inc.
President, Tax-Free Income Fund

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Free Income, Tax-
Free Intermediate Bond, and Tax-Free Short-
Intermediate Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, all tax-free funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc., and T. Rowe Price Trust Company;
Intermediate Bond, and Tax-Free Short-	Chief Investment Officer, Director, and Vice
Intermediate Funds	President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$7,779	$6,978
Audit-Related Fees	633	796
Tax Fees	2,214	2,031
All Other Fees	419	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 13, 2006